CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Global Gold, Natural Resources & Income Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report") fully  complies
                with  the  requirements  of   Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/10/08               /s/ Bruce N. Alpert
      -----------------------   ------------------------------------------------
                                Bruce N. Alpert, Principal Executive Officer


I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Global Gold, Natural Resources & Income Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of  the Registrant  (the "Report") fully complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    03/10/08               /s/ Agnes Mullady
      -----------------------   ------------------------------------------------
                                Agnes Mullady,
                                Principal Financial Officer and Treasurer